Slade's Ferry Bank

Pleasantly different.

Shareholder Presentation

2006 Annual Meeting

Forward Looking Statement

Slade's Ferry Bank
Pleasantly different.

Statements made in this presentation, including in response to questions, which are not historical facts are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. The forward-looking statements include statements about the future business prospects and outlook for Slade's Ferry Bancorp, and the future operating results of Slade's Ferry Bancorp. These forward-looking statements are based on management's current expectations and as such, are subject to risks and uncertainties which could case actual results to differ materially from those currently anticipated due to a number of factors, which could include, but are not limited to, changes in the national economy and in the economy in Slade's market areas, changes in business conditions, including, for example, changes in interest rates, regulatory changes, and the other factors discussed in Slade's filings on Form 10-K and Form 10-Q, as filed with the Securities and Exchange Commission from time to time. Except as required by law, Slade's does not undertake any obligation to update or revise forward looking statements to reflect events or circumstances after the date of this investor presentation.

Who we are…

Slade's Ferry Bank
Pleasantly different.


DRIVE IN WINDOW
SLADE'S FERRY
TRUST COMPANY
DRIVE IN WINDOW
ENTER

Where we are…

Slade's Ferry Bank
Pleasantly different.



Slade's Ferry Bank
Pleasantly different.
Cape Cod Bay
Providence
Buzzards Bay
1 Assonet
2 Main Office
3 Fairhaven Branch
4 Brayton Avenue - Fall River
5 Linden Street, Fall River
6 Ashley Boulevard, New Bedford
7 Seekonk
8 North Somerset
9 North Swansea

Mission / Vision

Slade's Ferry Bank
Pleasantly different.

Slade's Ferry Bank is…

a community bank that delivers a level of service that exceeds expectations because employees deliver an outstanding experience to every customer every time.

The Slade's Focus...

Slade's Ferry Bank
Pleasantly different.

- Community
- Customers
- Employees
- Shareholders

2005 Financial Summary

Slade's Ferry Bank
Pleasantly different.

- Net Income $4.0 million
  Up 11.1% over 2004
- Assets $585.9 million
  Up 6.6% over 2004
- Total gross loans $414.3 million
  Up 12.9% over 2004
- Deposits $415.8 million
  Up 4.0% over 2004

Income

($ in millions)

Slade's Ferry Bank
Pleasantly different.



+ 36.2 %
2002 - 2005
+ 11.1 %
2004 - 2005
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$3.0
$2.7
$3.6
$4.0
2002
2003
2004
2005

Total Assets

($ in millions)

Slade's Ferry Bank
Pleasantly different.



+ 47.1 %
2002 - 2005
$600
$500
$400
$300
$200
$100
$0
$398.3
$439.2
$549.4
$585.9
+ 6.6 %
2004 - 2005
2002
2003
2004
2005

Total Assets


BIGGEST ASSET GAINERS
Largest 1-year asset gains among the largest 50 Mass. banks
2003
2004
Percent change
Slades Ferry Trust Co.
$436M
$542.6M
24.4%
Boston Private Bank & Trust Co.
$1.53B
$1.88B
22.8%
Wainwright Bank & Trust Co.
$625.1M
$759.9M
21.5%
Investors Bank & Trust Co.
$9.2B
$11.1B
21%
South Shore Savings Bank
$743.2M
$898.7M
20.9%
Source: BBJ research

- Boston Business Journal
- Largest 1 year Asset gains among MA largest 50 banks
- 24.4% increase in 2004
- 6.6% increase in 2005

Total Gross Loans

($ in millions)

Slade's Ferry Bank
Pleasantly different.



$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
+ 56.3 %
2002 - 2005
$265.0
$336.1
$366.8
$414.3
+ 12.9 %
2004 - 2005
2002
2003
2004
2005

Commercial Loan Originations
($ in millions)

Slade's Ferry Bank
Pleasantly different.



+ 32.6 %
2002 - 2005
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$75
$62
$90
$100
2002
2003
2004
2005

Slade's Ferry Bank
Pleasantly different.

Average Commercial Loan Size
($ in thousands)


$600
$500
$400
$300
$200
$100
$0
+ 80.8 %
2002 - 2005
$279
$253
$410
$504
2002
2003
2004
2005

Total Gross Loans

Slade's Ferry Bank
Pleasantly different.



Commercia
l RE
59%
Residential
19%
Constructi
on
5%
HELOC
3%
Commercia
l
11%
Consumer
3%

2002



Residentia
l
29%
Constructi
on 6%
HELOC
4%
Commercia
l
10%
Consumer
1%
Commercia
l RE
51%

2005

Asset Quality
($ in thousands)

Slade's Ferry Bank
Pleasantly different.

	2002	2005
Total Non Performing Loans	$643	$906
NPLs / Total Loans	24 BP	22 BP
NPAs / Total Assets	20 BP	15 BP

BP = Basis Points

Total Deposits

($ in millions)

Slade's Ferry Bank
Pleasantly different.


+ 23.9 %
2002 - 2005
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$335.6
$333.1
$399.9
$415.8
+ 4.0 %
2004 - 2005
2002
2003
2004
2005

Total Deposits

(Based on Average Balances)

Slade's Ferry Bank

Pleasantly different.



Money Market
3%
Time
47%
Savings
18%
NOW
12%
Demand
20%

2002



Money Market
8%
Savings
23%
Time
37%
NOW
12%
Demand
20%

2005

Slade's Ferry Bank
Pleasantly different.

Financial Ratios

	2002	2005
Earnings per Share		
(Assuming Dilution)	$0.75	$0.97
Efficiency Ratio	77.4%	68.6%
Net Interest Margin	3.89%	3.39%

Diluted Earnings Per Share

($ in millions)

Slade's Ferry Bank
Pleasantly different.



+ 29.3 %
2002 - 2005
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.75
$0.67
$0.88
$0.97
2002
2003
2004
2005

Efficiency Ratio

Slade's Ferry Bank
Pleasantly different.



- 11.4 %
2002 - 2005
3.51%
2.35%
3.50%
3.30%
3.10%
2.90%
2.70%
2.50%
2.30%
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

Massachusetts Banks Net Interest Margin 1993-2005

Slade's Ferry Bank
Pleasantly different.



3.51%
SFB 3.39%
3.50%
3.30%
3.10%
2.90%
2.70%
2.50%
2.30%
2.35%
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

Q1 Financial Results

Slade's Ferry Bank
Pleasantly different.

	03/31/06
Net income	$907 k
Earnings per Share (Assuming Dilution)	$0.22
Book Value per Share	$11.99
Net Interest Margin	3.41%

US Banker
Top 25 Women in Banking

Slade's Ferry Bank
Pleasantly different.


Special Issue
usBanker
25 Women to Watch
Beltway Power Players
Voices of Influence
THE MOST POWERFUL WOMEN IN BANKING

The Slade's Focus…

- Community
- Customers
- Employees
- Shareholders

SFB Sponsorships

Slade's Ferry Bank
Pleasantly different.



Thank you!
Slade's Ferry Bank

SLADE'S FERRY BANK in Somerset donated the money to pay for the two school buses that took the kindergarten, first and second grade students to R.I. College to see the play presented by the Paper Bag Players. Michaela Marlem, Leia Stone, Chloe Valiente and Caitlin LaLiberte hold the thank you sign for the donation.

School Supply Drive 2005

Slade's Ferry Bank
Pleasantly different.


Bank



3
and

esses
e
plies

lew
s

Slade's Ferry Scholarships

Slade's Ferry Bank
Pleasantly different.



Slade's Ferry Bank
Pleasantly different.
102
7/17/05
Rebecca Mendzela
$ 500.00
Slade's Ferry Bank T.E.A.C.H Scholarship
Slade's Ferry Bank

SFB Get Moving Walk 2005

Slade's Ferry Bank
Pleasantly different.



Slade's Ferry Bank President Mary Lynn Lenz led a team of more than 60 Slade's Ferry Bank employees and their families in the "Slade's Ferry Bank Get Moving Walk," raising more than $20,000 for the Hudner Oncology Center at Saint Anne's Hospital in Fall River.

'Get Moving Walk' a huge success

ology
of the
ver.

tory

ing

The Slade's Focus…

Slade's Ferry Bank
Pleasantly different.

- Community
- Customers
- Employees
- Shareholders

Assonet Branch

Slade's Ferry Bank
Pleasantly different.



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Slade's Ferry Bank

Technology

Slade's Ferry Bank
Pleasantly different.



The Slade's Focus...

Slade's Ferry Bank
Pleasantly different.

- Community
- Customers
- Employees
- Shareholders

Employees

Slade's Ferry Bank
Pleasantly different.



The Slade's Focus…

Slade's Ferry Bank
Pleasantly different.

- Community
- Customers
- Employees
- Shareholders

Making Our Mark in MA

2005 GLOBE 100 — 17th year
The Best of Massachusetts Business
▸ Index of Coverage ▸ Globe 100 Chart

- Currently ranked 93 for 2006
- Improved to 93 in 2005
- Ranked 98 in 2004
- Top 100 Publicly Traded Companies in MA

2005 Dividends Per Share

Slade's Ferry Bank
Pleasantly different.

	Slade's Ferry	Peer Group
Dividend Payout Ratio	36.84%	25.77%
Dividend Yield	1.83%	1.27%

Book & Market Value Per Share

Slade's Ferry Bank
Pleasantly different.



+ 14.5 %
2002 - 2005
+ 47.5 %
2002 - 2005
$25.00
$20.00
$15.00
$10.00
$5.00
$-
$10.32
$11.82
$13.36
$19.70
Book
Market
2002
2005

Financial Summary
2002-2005

Slade's Fery Bank
Pleasantly different.

- Income increased 36.2%
- Total Assets increased 37.1%
- Total Gross Loans increased 56.3%
- Commercial Loans Originations increased 32.6%
- Average Commercial Loan Size increased 80.8%
- Total Deposits increased 23.9%

Financial Summary
2002-2005

Slade's Ferry Bank
Pleasantly different.

- Diluted Earnings Per Share increased 29.3%
- Efficiency Ratio decreased 11.4%
- Book Value increased 14.5%
- Market Value increased 47.5%